EXHIBIT 10.1

                       AMENDMENT TO RIGHTS AGREEMENT


               AMENDMENT (this "Amendment"), dated as of February 16, 2001, to the Rights Agreement (hereinafter defined), made by and between AMCORE Financial, Inc., a Nevada corporation (the "Company"), and Wells Fargo Bank Minnesota, N.A. (as successor to Firstar Trust Company), as Rights Agent (the "Rights Agent").

                                  RECITALS

               A. The Company and Firstar Trust Company have heretofore executed and entered into a Rights Agreement dated as of February 21, 1996 (the "Rights Agreement").

               B. Pursuant to Section 21 of the Rights Agreement, the Company has removed Firstar Trust Company as Rights Agent and appointed Wells Fargo Bank Minnesota, N.A. as successor Rights Agent, in each case effective as of January 22, 2001.

               C. Pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof.

               D. All acts and things necessary to make to this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

                                 AGREEMENT

               NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereby agree as follows:

               1. The Rights Agreement is hereby modified and amended by deleting all references to "Firstar Trust Company" and substituting therefor "Wells Fargo Bank Minnesota, N.A." as the successor Rights Agent.

               2. The Rights Agreement is hereby modified and amended by deleting the business address of Firstar Trust Company in Section 26 thereof and substituting therefor the business address of Wells Fargo Bank Minnesota, N.A., which is Wells Fargo Bank Minnesota, N.A., Shareowner Services, 161 N. Concord Exchange, South St. Paul, MN 55075.

               3. This Amendment shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contacts to be made and performed entirely within such State, without giving to its principles of conflicts of laws.

               4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

               5. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

               6. In all respects not inconsistent with the terms and provisions of this Amendment, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.


               IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and the Rights Agent of the day and year first written above.


Attest:                                      AMCORE FINANCIAL, INC.
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By: /s/ Kay Rouzan                            By: /s/ John R. Hecht
    -------------------------                    ---------------------------
Name:  Kay Rouzan                             Name:  John R. Hecht
Title: Stock Plan Administrator               Title: Executive Vice President
                                                     Chief Financial Officer

Attest:                                       WELL FARGO BANK MINNESOTA, N.A.
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By: /s/ Darren Larson                         By: /s/ John Baker
    -------------------------                    ----------------------------
Name:  Darren Larson                          Name:  John Baker
Title: Assistant Vice President               Title: Assistant Vice President